JOINT FILER INFORMATION

				Other Reporting Person(s)


1.	Alex Meruelo Living Trust

		Item					Information

Name:						Alex Meruelo Living Trust

Address:					9550 Firestone Blvd.,#105
						Downey, California

Designated Filer:				Alex Meruelo

Date of Event Requiring Statement:		May 13, 2009

Issuer Name and Ticker or Trading Symbol:	Hypercom Corp (HYC)

Relationship of Reporting Person to Issuer:	10% Owner

If Amendment, Date Original Filed:		Not Applicable

Individual or Joint/Group Filing:		Form filed by More than One
						Reporting Person

Title of Security:				Common

Amount of Securities Beneficially Owned:	5,803,892

Ownership Form:					D

Signature:					Alex Meruelo Living Trust


						______________________
						Alex Meruelo, Trustee
						Date: May 21, 2009



2.	Luis Armona

		Item					Information

Name:						Luis Armona

Address:					9550 Firestone Blvd.,#105
						Downey, California

Designated Filer:				Alex Meruelo

Date of Event Requiring Statement:		May 13, 2009

Issuer Name and Ticker or Trading Symbol:	Hypercom Corp (HYC)

Relationship of Reporting Person to Issuer:	10% Owner

If Amendment, Date Original Filed:		Not Applicable

Individual or Joint/Group Filing:		Form filed by More than One
						Reporting Person

Title of Security:				Common

Amount of Securities Beneficially Owned:	760,000

Ownership Form:					D


Signature:					______________________
						Luis Armona
						Date: May 21, 2009


3.	Monterey Insurance Company, Inc.

		Item					Information

Name:						Monterey Insurance Company

Address:					9550 Firestone Blvd.,#105
						Downey, California

Designated Filer:				Alex Meruelo

Date of Event Requiring Statement:		May 13, 2009

Issuer Name and Ticker or Trading Symbol:	Hypercom Corp (HYC)

Relationship of Reporting Person to Issuer:	10% Owner

If Amendment, Date Original Filed:		Not Applicable

Individual or Joint/Group Filing:		Form filed by More than
						One Reporting Person

Title of Security:				Common

Amount of Securities Beneficially Owned:	1,200,000

Ownership Form:					D

Signature:					Monterey Insurance Company


						______________________
						Alex Meruelo,President
						Date: May 21, 2009


4.	Armando Delgado

		Item					Information

Name:						Armando Delgado

Address:					9550 Firestone Blvd., #105
						Downey, California

Designated Filer:				Alex Meruelo

Date of Event Requiring Statement:		May 13, 2009

Issuer Name and Ticker or Trading Symbol:	Hypercom Corp (HYC)

Relationship of Reporting Person to Issuer:	10% Owner

If Amendment, Date Original Filed:		Not Applicable

Individual or Joint/Group Filing:		Form filed by More than
						One Reporting Person

Title of Security:				Common

Amount of Securities Beneficially Owned:	75,000

Ownership Form:					D


Signature:					______________________
						Armando Delgado
						Date: May 21, 2009